Exhibit 99.1 At TIAA, we seek to provide our retirement plan participants with timely insights and perspectives directly from the professionals whose everyday task is to manage your investments for the long term. Fellow TIAA Real Estate Account investors, I’d like to personally share with you the 2019 Outlook put together by my colleague Brian Nick, Chief Investment Strategist at Nuveen, the investment manager of TIAA. It’s titled ‘Expect a Tougher Climb,’ which I think is a good way to describe the state of the markets these days. I RANDY GIRALDO hope you find it insightful. Also, as significant investors in the Real Estate Portfolio Manager TIAA Real Estate Account Account, I would like to share my own thoughts about the state of the U.S. commercial real estate market and the role that it plays in your portfolio. Cautious optimism persists Commercial real estate supply and demand fundamentals are stable. Rents and operating income continue to grow, albeit not at the same pace of the earlier years during this economic expansion. The capital markets remain liquid with ample debt and equity financing for transactions. A sense of cautious optimism persists in the industry. Capital markets remain liquid with ample debt and equity financing for transactions Sector by sector, different challenges and opportunities exist While shopping centers have faced increasing rent pressure due to the rapid growth of ecommerce, warehouses have experienced unprecedented space absorption and rent growth. The supply of multifamily rental housing has increased in recent years, but that volume has been met with strong demand due to a mix of demographic factors and a steady decline in the rate of home ownership. 730 Third Avenue, New York, NY 10017 tiaa.org

National office rent growth has been uninspiring, but the picture depends on the market. Lastly, alternative sectors such as self-storage, student and senior housing, and medical office properties have caught the attention of domestic and foreign capital given their strong performance and diversification benefits. Collectively, these sectors have produced an attractive outcome for real estate investors during this long cycle. What’s next? Our expectation is that real estate is well positioned to weather a variety of potential market scenarios. If interest rates continue to rise but are coupled with solid economic growth and stable inflation, real estate should fare relatively well given its ability to grow rental revenue. A lower growth environment (GDP in the 1-3% range) with steady rates would point to an elongated cycle in which real estate returns could remain solid. The scenario most damaging to real estate and other asset classes would be a recession in the U.S. economy that causes a decreased demand for space. This is where I’d like to highlight the unique advantage of private real estate. Private real estate—a unique advantage Investment professionals are increasingly appreciating the role that private equity and alternative asset classes can play in an individual’s portfolio. Privately valued asset classes can be less volatile and hence can act as a stabilizer for portfolios. The issue has always been their lack of liquidity. That’s where the TIAA Real Estate Account comes in. …guaranteed liquidity backed by one of the strongest financial institutions in the U.S.* Twenty-four years ago, TIAA created an annuity that provides individual investors access to this low-volatility asset class that has guaranteed liquidity backed by one of the strongest financial institutions in the U.S.* It did this on an at-cost basis purely for the benefit of its participating investors. Since then, the Real Estate Account’s net assets have grown to approximately $26 billion as of September 30, 2018, and a portfolio of 147 real estate investments as of the end the third quarter 2018.

Our expectation is that real estate is well positioned to weather a variety of potential market scenarios Nestled somewhere between fixed income and equity risk, real estate can provide a nice alternative to the traditional stock-and-bond portfolio. Private real estate in particular has the potential to smooth out bumps in the road, even mild recessions such as the one in 2001 which did not significantly impact the long-term upward trajectory of the Account’s share price. In closing, as the enclosed report would suggest, the outlook for the public markets is uncertain and volatility is certainly back. Given those conditions, I like the sound of more stable yet liquid investment alternatives. Thanks for reading and the trust you’ve placed in TIAA to manage your money. I wish you a happy and profitable 2019. Sincerely, Randy Giraldo Portfolio Manager TIAA Real Estate Account

* For its stability, claims-paying ability and overall financial strength, Teachers Insurance and Annuity Association of America (TIAA) is a member of one of only three insurance groups in the United States to currently hold the highest rating available to U.S. insurers from three of the four leading insurance company rating agencies: A.M. Best (A++ as of 6/18), Fitch (AAA as of 6/18) and Standard & Poor’s (AA+ as of 10/18) , and the second highest possible rating from Moody’s Investors Service (Aa1 as of 9/18). There is no guarantee that current ratings will be maintained. The financial strength ratings represent a company’s ability to meet policyholders’ obligations and do not apply to variable annuities or any other product or service not fully backed by TIAA’s claims-paying ability. The ratings also do not apply to the safety or the performance of the variable accounts, which will fluctuate in value. Diversification is a technique to help reduce risk. It is not guaranteed to protect against loss. Past performance is no guarantee of future results. This material is for informational or educational purposes only and does not constitute investment advice under ERISA. This material does not take into account any specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on the investor’s own objectives and circumstances. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 877-518-9161 or go to TIAA.org for current product and fund prospectuses that contain this and other information. Please read the prospectuses carefully before investing. Annuity products are issued by TIAA (Teachers Insurance and Annuity Association), New York, NY. Variable Annuity account options are available through contracts issued by TIAA or CREF. These contracts are designed for retirement or other long-term goals, and offer a variety of income options, including lifetime income. Payments from the variable annuity accounts and mutual funds are not guaranteed and will rise or fall based on investment performance. In general, the value of the Account will fluctuate based on the underlying value of the direct real estate or real estate-related securities in which it invests. The risks associated with investing in the Account include the risks associated with real estate ownership including among other things fluctuations in property values, higher expenses or lower income than expected, risks associated with borrowing and potential environmental problems and liability, as well as risks associated with participant flows and conflicts of interest. For a more complete discussion of these and other risks, please consult the prospectus. Any guarantees under annuities issued by TIAA are subject to TIAA’s claims paying ability. Payments under the TIAA Real Estate Account are variable and will rise and fall based on investment performance of the Account. Investment, insurance and annuity products are not FDIC insured, are not bank guaranteed, are not deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value. TIAA-CREF Individual & Institutional Services, LLC, Teachers Personal Investors Services, Inc., and Nuveen Securities, LLC, Members FINRA and SIPC, distribute securities products. Annuity contracts and certificates are issued by Teachers Insurance and Annuity Association of America (TIAA) and College Retirement Equities Fund (CREF), New York, NY. Each is solely responsible for its own financial condition and contractual obligations. ©2019 and prior years, Teachers Insurance and Annuity Association of America-College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017 699207 1146706_1397206 (01/19)